MACQUARIE ETF TRUST

Macquarie Energy Transition ETF

Macquarie Focused Large Growth ETF

Macquarie Focused Emerging Markets Equity ETF

Macquarie Global Listed Infrastructure ETF

Macquarie Tax-Free USA Short Term ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement to the current Statement of Additional Information (“SAI”) for each Fund

Effective immediately, the following is added to the section of each Fund’s SAI entitled “Investment Manager and Other Service Providers – Investment Manager”:

On September 19, 2024, the US Securities and Exchange Commission ("SEC") announced that Macquarie Investment Management Business Trust (“MIMBT”), of which Delaware Management Company (“Manager”) is a series, had entered into a settlement agreement with the SEC consenting to an order (“Settlement Order”) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (“ARMBS Strategy”). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC’s findings.

Under the Settlement Order, the SEC found that, between January 2017 and April 2021 (“Period”): (i) MIMBT valued certain collateralized mortgage-backed obligations (“CMOs”) at inflated prices; (ii) MIMBT executed dealer-interposed and internal cross trades of those CMOs between registered investment company clients and other clients at prices that deviated from market prices; (iii) certain disclosures of MIMBT relating to performance, valuation, liquidity and cross trading contained false and misleading statements and omissions; and (iv) MIMBT failed to implement policies and procedures relating to valuation, conflicts of interest and cross trades. The matters involved in the settlement pre-dated the launch of the Funds and did not concern the Manager’s services to the Funds.

Under the Settlement Order, MIMBT agreed to: (i) cease and desist from committing or causing any violations or future violations of Sections 206(1), 206(2), and 206(4) of the Investment Advisers Act of 1940 and Rules 206(4)-7 and 206(4)-8 thereunder, and Sections 17(a)(1) and (a)(2) and 34(b) of the Investment Company Act of 1940 and Rules 22c-1 and 38a-1 thereunder; (ii) pay disgorgement of $7,633,671 and prejudgment interest of $2,197,535 to the SEC; (iii) pay a civil money penalty in the amount of $70,000,000 to the SEC, of which the SEC may distribute such civil money penalties to impacted investors, in its discretion, in a Fair Fund distribution; (iv) retain a compliance consultant for a period of two years to conduct a comprehensive review of the effectiveness and implementation of MIMBT’s compliance policies and procedures, relating to: (a) valuation of relevant CMOs and associated liquidity risks; (b) cross trading; and (c) advisory conflicts of interest and disclosures with respect to (a) and (b); and (v) adopt and implement all of the compliance consultant’s recommendations and provide to the SEC staff a final report prepared by the compliance consultant at the end of its engagement that confirms, among other matters, that the recommendations have been fully implemented.

A copy of the Settlement Order is available on the SEC’s website at https://www.sec.gov/files/litigation/admin/2024/ia-6709.pdf.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 19, 2024.